Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Accounts
                                                                         Collection        Reserve    Cash Collateral
                                                                            Account        Account        Account
---------------------------------------------------------------------------------------------------------------------
Beginning Account Balances                                                      0.00   4,092,164.92   1,555,395.66
Investment Earnings                                                        78,073.72      20,260.20       7,600.00
Deposit to Collections                                                          0.00                          0.00
Withdraw in Excess of Required Balance                                                                  (15,393.98)

COLLECTION ACCOUNT
------------------

Collections [4.3 a]                                                    23,116,766.74
Add: Servicer Advances [4.3 b]                                             85,732.50
Add: Liquidation Proceeds from Servicer                                         0.00
Less: Collections to reimburse Servicer Advances [4.3 c]                 (115,683.42)

Less:Investment Earnings to Newcourt [4.2 e]                              (78,073.72)    (20,260.20)     (7,600.00)

---------------------------------------------------------------------------------------------------------------------

AVAILABLE AMOUNT                                                      (23,086,815.82)
----------------


PAYMENTS ON PAYMENT DATE
------------------------

  (A)    Unreimbursed Servicer Advances [4.3 d i]                               0.00

  (B)    Servicing Fee [4.3 d ii]                                        (204,608.25)

  (C)    Amount owed to Hedging Counterparty [4.3 d iii]                        0.00

  (D)    Series Available Amount to each Series of Notes [4.3 d iv]

    (1)  Class A Interest [4.3 d iv A]                                 (2,049,242.74)

    (2)  Class B Interest [4.3 d iv B]                                   (107,607.44)

    (3)  Class A Principal [4.3 d iv C]                               (19,663,291.67)

    (4)  Deposit Reserve Account [4.3 d iv D]                                   0.00           0.00
         Repayment Newcourt Advance                                             0.00    (205,929.89)

    (5)  Class C Interest [4.3 d iv E]                                   (132,368.70)

    (6)  Class B Principal [4.3 d iv F]                                  (464,848.51)

    (7)  Class C Principal [4.3 d iv G]                                  (464,848.51)

    (8)  Class A Accelerated Principal Payment [4.3 d iv H]                     0.00

    (9)  Class B Accelerated Principal Payment [4.3 d iv I]                     0.00

   (10)  Pay to Hedging Counterparty [4.3 d iv J]                               0.00

   (11)  Class C Accelerated Principal Payment [4.3 d iv K]                     0.00

         Subtotal                                                               0.00

Distributions to Noteholders                                          (23,086,815.82)

Ending Balance                                                                  0.00   3,886,235.03   1,540,001.68

Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Accounts                              Master Trust                                    April 1997
                                                                     Distribution
                                                                        Account       Series 1996-1  Series 1996-2 Series 1996-3
-----------------------------------------------------------------------------------------------------------------------------------
Beginning Account Balances                                                    0.00
Investment Earnings
Deposit to Collections
Withdraw in Excess of Required Balance

COLLECTION ACCOUNT
------------------

Collections [4.3 a]
Add: Servicer Advances [4.3 b]
Add: Liquidation Proceeds from Servicer
Less: Collections to reimburse Servicer Advances [4.3 c]

Less:Investment Earnings to Newcourt [4.2 e]

-----------------------------------------------------------------------------------------------------------------------------------

AVAILABLE AMOUNT                                                     23,086,815.82
----------------


PAYMENTS ON PAYMENT DATE
------------------------

  (A)    Unreimbursed Servicer Advances [4.3 d i]                             0.00

  (B)    Servicing Fee [4.3 d ii]                                       204,608.25

  (C)    Amount owed to Hedging Counterparty [4.3 d iii]                      0.00

  (D)    Series Available Amount to each Series of Notes [4.3 d iv]  22,882,207.57     5,081,499.05  9,061,995.43  8,738,713.09

    (1)  Class A Interest [4.3 d iv A]                                                   440,429.42    766,339.62    842,473.70

    (2)  Class B Interest [4.3 d iv B]                                                    24,835.30     39,893.18     42,878.96

    (3)  Class A Principal [4.3 d iv C]                                                4,064,797.83  7,608,605.20  7,989,888.64

    (4)  Deposit Reserve Account [4.3 d iv D]                                                  0.00          0.00          0.00
         Repayment Newcourt Advance

    (5)  Class C Interest [4.3 d iv E]                                                    29,848.54     48,781.84     53,738.32

    (6)  Class B Principal [4.3 d iv F]                                                   91,342.73    190,598.01    182,907.77

    (7)  Class C Principal [4.3 d iv G]                                                   91,342.73    190,598.01    182,907.77

    (8)  Class A Accelerated Principal Payment [4.3 d iv H]                                    0.00          0.00          0.00

    (9)  Class B Accelerated Principal Payment [4.3 d iv I]                                    0.00          0.00          0.00

   (10)  Pay to Hedging Counterparty [4.3 d iv J]                                              0.00          0.00          0.00

   (11)  Class C Accelerated Principal Payment [4.3 d iv K]                                    0.00          0.00          0.00

         Subtotal

Distributions to Noteholders                                            204,608.25     4,742,596.55  8,844,815.86  9,294,795.16

Ending Balance                                                                0.00



Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Schedules                                                                     April 1997

PRIOR MONTH'S SERIES ADCB RECONCILIATION                                  SERIES 1996-1   SERIES 1996-2       SERIES 1996-3
----------------------------------------                                  -------------   -------------       -------------
     Previous Period Current Month
     Series ADCB                                                          86,505,680.83    147,806,181.39     178,364,933.88
     Less:  Previous Period's Prepayments                                    501,574.06        831,384.48         965,544.93
     Less:  Previous Period's Defaults                                       251,166.56        418,254.33         492,379.94

     Prior Month Series ADCB
     (reported this period)                                               85,752,940.21    146,556,542.58     176,907,009.01


CLASS A INTEREST SCHEDULE                                                 SERIES 1996-1     SERIES 1996-2      SERIES 1996-3
-------------------------                                                 -------------     -------------      -------------

     Opening Class A Principal Balance                                    77,837,305.11    133,858,449.02     162,014,173.26
     Class A Interest Rate                                                        6.79%             6.87%              6.24%
     30/360*Class A Interest Rate                                                 0.57%             0.57%              0.52%
     Current Class A Interest  Distribution                                  440,429.42        766,339.62         842,473.70
     Prior Class A Interest Arrearage                                              0.00              0.00               0.00

     Class A Interest Due                                                    440,429.42        766,339.62         842,473.70


CLASS A PRINCIPAL SCHEDULE
--------------------------                                                SERIES 1996-1     SERIES 1996-2      SERIES 1996-3
                                                                          -------------     -------------      -------------

     Opening Class A Principal Balance                                    77,837,305.11    133,858,449.02     162,014,173.26
     Prior Months Series ADCB                                             85,752,940.21    146,556,542.58     176,907,009.01
     Current Months Series ADCB                                           83,469,371.84    141,791,592.45     172,334,314.67
                                                                          -------------    --------------     --------------
                                               Difference                  2,283,568.37      4,764,950.13       4,572,694.34
                                               Class A Share                     92.00%            92.00%             92.00%
                                               Scheduled Principal Due     2,100,882.90      4,383,754.12       4,206,878.79

     Current Prepayments                                                   1,730,665.24      2,844,250.35       3,332,375.76
     Current Defaults                                                        233,249.69        380,600.73         450,634.09

                                               Class A Total Due           4,064,797.83      7,608,605.20       7,989,888.64

     Prior Class A Arrearage                                                       0.00              0.00               0.00

     Class A Principal Due                                                 4,064,797.83      7,608,605.20       7,989,888.64

     Class A Principal Distribution                                        4,064,797.83      7,608,605.20       7,989,888.64

     Current Class A Arrearage                                                     0.00              0.00               0.00

     Interim Class A Principal Balance after
     Current Distribution                                                 73,772,507.28    126,249,843.82     154,024,284.62

     Accelerated Class A Distribution Amount                                       0.00              0.00               0.00

     Ending Class A Principal Balance after
     Current Distribution                                                 73,772,507.28    126,249,843.82     154,024,284.62


CLASS B INTEREST SCHEDULE                                                 SERIES 1996-1     SERIES 1996-2      SERIES 1996-3
-------------------------                                                 -------------     -------------      -------------

     Opening Class B Principal Balance                                     3,957,817.39      6,349,046.72       7,446,417.87
     Class B Interest Rate                                                        7.53%             7.54%              6.91%
     30/360*Class B Interest Rate                                                 0.63%             0.63%              0.58%
     Current Class B Interest  Distribution                                   24,835.30         39,893.18          42,878.96
     Prior Class B Interest Arrearage                                              0.00              0.00               0.00

     Class B Interest Due                                                     24,835.30         39,893.18          42,878.96




Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Schedules                                                                      April 1997

CLASS B PRINCIPAL SCHEDULE                                                SERIES 1996-1     SERIES 1996-2      SERIES 1996-3
--------------------------                                                -------------     -------------      -------------

     Opening Class B Principal Balance                                     3,957,817.39      6,349,046.72       7,446,417.87
     Prior Months Series ADCB                                             85,752,940.21    146,556,542.58     176,907,009.01
     Current Months Series ADCB                                           83,469,371.84    141,791,592.45     172,334,314.67
                                                                          -------------    --------------     --------------
                                               Difference                  2,283,568.37      4,764,950.13       4,572,694.34
                                               Class B Share                      4.00%             4.00%              4.00%
                                               Scheduled Principal Due        91,342.73        190,598.01         182,907.77

     Current Prepayments                                                           0.00              0.00               0.00
     Current Defaults                                                              0.00              0.00               0.00


                                               Class B Total Due              91,342.73        190,598.01         182,907.77

     Prior Class B Arrearage                                                       0.00              0.00               0.00

     Class B Principal Due                                                    91,342.73        190,598.01         182,907.77

     Class B Principal Distribution                                           91,342.73        190,598.01         182,907.77

     Current Class B Arrearage                                                     0.00              0.00               0.00

     Interim Class B Principal Balance after
     Current Distribution                                                  3,866,474.66      6,158,448.71       7,263,510.10

     Accelerated Class B Distribution Amount                                       0.00              0.00               0.00

     Ending Class B Principal Balance after
     Current Distribution                                                  3,866,474.66      6,158,448.71       7,263,510.10


CLASS C INTEREST SCHEDULE
-------------------------

     Opening Class C Principal Balance                                     3,957,817.39      6,349,046.72       7,446,417.87
     Class C Interest Rate                                                        9.05%             9.22%              8.66%
     30/360*Class C Interest Rate                                                 0.75%             0.77%              0.72%
     Current Class C Interest  Distribution                                   29,848.54         48,781.84          53,738.32
     Prior Class C Interest Arrearage                                              0.00              0.00               0.00
     Class C Default Rate                                                        10.05%            10.22%              9.66%
     30/360*Class C Interest Default Rate                                         0.84%             0.85%              0.81%
     Interest on Interest Arrearage                                                0.00              0.00               0.00

     Class C Interest Due                                                     29,848.54         48,781.84          53,738.32

     Class C Interest Paid                                                    29,848.54         48,781.84          53,738.32
     Class C Interest Arrearage                                                    0.00              0.00               0.00


CLASS C PRINCIPAL SCHEDULE
--------------------------

     Opening Class C Prinicpal Balance                                     3,957,817.39      6,349,046.72       7,446,417.87
     Prior Months Series ADCB                                             85,752,940.21    146,556,542.58     176,907,009.01
     Current Months Series ADCB                                           83,469,371.84    141,791,592.45     172,334,314.67
                                                                          -------------    --------------     --------------
                                               Difference                  2,283,568.37      4,764,950.13       4,572,694.34
                                               Class C Share                      4.00%             4.00%              4.00%
                                               Scheduled Principal Due        91,342.73        190,598.01         182,907.77

     Prior Class C Arrearage                                                       0.00              0.00               0.00

     Class C Principal Due                                                    91,342.73        190,598.01         182,907.77

     Class C Principal Distribution                                           91,342.73        190,598.01         182,907.77

     Current Class C Arrearage                                                     0.00              0.00               0.00

     Interim Class C Principal Balance after
     Current Distribution                                                  3,866,474.66      6,158,448.71       7,263,510.10

     Accelerated Class C Distribution Amount                                       0.00              0.00               0.00

     Ending Class C Principal Balance after
     Current Distribution                                                  3,866,474.66      6,158,448.71       7,263,510.10



Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Schedules                                                                                  April 1997

SERVICING FEE SCHEDULE
----------------------

     Contract Pool ADCB                            409,216,491.80
     Servicing Rate                                         0.60%
     Monthly Servicing Rate                                 0.05%
     Prior Servicing Fee Arrearage                           0.00
     Current Servicer Fee                              204,608.25
     Servicer Fee Due                                  204,608.25
     Current Servicing Fee Arrearage                         0.00


RESERVE ACCOUNT SCHEDULE                          RESERVE ACCOUNT         SERIES 1996-1     SERIES 1996-2      SERIES 1996-3
------------------------                          ---------------         -------------     -------------      -------------

     Prior Month Balance                             4,092,164.92
     Series ADCB                                   388,623,503.10
     Required Balance (Series ADCB * 1.00%)          3,886,235.03
     Current Period Draw on Reserve                          0.00
     Required Deposit to Reserve Account                                           0.00              0.00               0.00
     Actual Deposit to Reserve Account                                             0.00              0.00               0.00
     Newcourt Advance Released from
     Reserve Account                                  (205,929.89)
     Ending Reserve Account Balance                  3,886,235.03
                                                     ------------


Cash Collateral Account Schedule

     Prior Month Balance                             1,555,395.66
     Required Balance                                1,540,001.68
     Withdraw from Cash Collateral Account             (15,393.98)


Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Restricting Events                                             April 1997
Restricting Event Calculations

               (1)      Event of Default under the Servicing Agreement (Yes/No)     no

                   (a)  ADCB Delinquencies
                        3 Month Rolling Avg. ADCB                               406,815,710

                        Delinquency Ratio                                            0.75%

                        Maximum Delinquency Ratio                                    2.00%

                   (b)  Annualized ADCB Defaulted Contracts Ratio                    0.26%

                        Maximum Default Ratio                                        1.00%

                   (c)  Reserve plus APB Subordination                            no

                   (d)  Restricting Event under any Indenture                     no


Portfolio Performance Tests                1 month prior    2 months prior   3 months prior     4 months prior  5 months prior
                             Current:         (yes/no)        (yes/no)          (yes/no)          (yes/no)         (yes/no)

    Event of Default:          no                no                 no             no                 no              no


                                                                          Monthly          Weighted
Delinquencies                            Delinquencies     ADCB          Delinquency       Average
            0                            -------------     ----          -----------       -------
                        2 months prior       3,135,383    422,607,136           0.74%          0.26%
                        1 month prior        3,092,035    409,216,492           0.76%          0.25%
                        Current              2,925,087    388,623,503           0.75%          0.24%
                                                                                -----          -----
                                                                                0.75%          0.75%

                                       Delinquency Ratio:                       0.75%
                                       Maximum Delinquency Ratio:               2.00%


                                                                            Monthly
Charge-Offs                                Charge-Offs     ADCB             Defaults
            0                              -----------     ----             --------
                        5 months prior          25,694    465,247,739           0.01%
                        4 months prior         142,142    452,112,151           0.03%
                        3 months prior          71,816    436,707,992           0.02%
                        2 months prior         106,691    422,607,136           0.03%
                        1 month prior          150,669    409,216,492           0.04%
                        Current                 57,652    388,623,503           0.01%
                                           -----------  -------------        --------
                                               554,664  2,574,515,013           0.02%

                        Average ADCB                                      429,085,836
                        Annualized Maximum Charge-Off Ratio:                    1.00%
                                                                          -----------
                        1% of Average ADCB                                  4,290,858
                        Sum of Charge-Offs * 2                              1,109,328
                        Annualized Charge-Off Ratio:                            0.26%

Series 1996-1 Enhancement Floor
            0
                        Enhancement Floor                                   2,925,889

                        Amounts on deposit in the Reserve Account           3,886,235
                        Series Allocation Percentage                           22.21%
                        ADCB less Aggregate Principal Amount
                         of Class A Notes                                   7,732,950
                                                                          -----------
                                                                            8,595,974

Series 1996-2 Enhancement Floor
            0
                        Enhancement Floor                                   4,152,983

                        Amounts on deposit in the Reserve Account           3,886,235
                        Series Allocation Percentage                           39.60%
                        ADCB less Aggregate Principal Amount
                         of Class A Notes                                  12,316,898
                                                                          -----------
                                                                           13,855,956

Series 1996-3 Enhancement Floor
           0
                        Enhancement Floor                                   4,602,054

                        Amounts on deposit in the Reserve Account           3,886,235
                        Series Allocation Percentage                           38.19%
                        ADCB less Aggregate Principal Amount
                         of Class A Notes                                  14,527,020
                                                                          -----------
                                                                           16,011,173


Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Certificate Schedules                                             April 1997

CERTIFICATE FACTORS
-------------------

                                                               Series 1996-1        Series 1996-2     Series 1996-3

                                       CUSIP #                       #65118YAA5          #65118YAD9         #65118YAG2
              Class A
              -------

              Current  A Balance                                     73,772,507         126,249,844        154,024,285
              Initial A Balance                                     119,656,814         169,810,862        188,172,873

              Certificate Factor:                                      0.616534            0.743473           0.818525
              Principal Factor (per thousand):                        33.970467           44.806352          42.460364
              Interest Factor (per thousand):                          3.680772            4.512901           4.477126


                                       CUSIP #                       #65118YAB3          #651184AE7         #65118YAH0
              Class B
              -------

              Current B Balance                                       3,866,475           6,158,449          7,263,510
              Initial B Balance                                       5,202,470           7,383,081          8,181,429

              Certificate Factor:                                      0.743200            0.834130           0.887805
              Principal Factor (per thousand):                        17.557570           25.815511          22.356458
              Interest Factor (per thousand):                          4.773752            5.403324           5.241011


                                       CUSIP #                       #65118YAC1          #651184AF4         #65118YAJ6
              Class C
              -------

              Current C Balance                                       3,866,475           6,158,449          7,263,510
              Initial C Balance                                       5,202,470           7,383,081          8,181,429

              Certificate Factor:                                      0.743200            0.834130           0.887805
              Principal Factor (per thousand):                        17.557570           25.815511          22.356458
              Interest Factor (per thousand):                          5.737379            6.607247           6.568329


DELINQUENCIES
-------------
                                                                                                         Monthly
                                                               Delinquencies           ADCB           Delinquencies
                                                               -------------           ----           -------------
              Current                                               369,278,378         388,623,503             95.02%
              31-60 Days Past Due                                    16,420,038         388,623,503              4.23%
              61-90 Days Past Due                                     2,925,087         388,623,503              0.75%